UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 18, 2005

                        MCKENZIE BAY INTERNATIONAL, LTD.
                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                DELAWARE                               000-49690
   (STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)

                                   51-0386871
                       (IRS EMPLOYER IDENTIFICATION NO.)

                                 975 SPAULDING
                                 ADA, MICHIGAN
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     49301
                                   (ZIP CODE)
                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE:  (616) 940-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

Item 8.01 Other Events.

McKenzie Bay International, Ltd. (the "Company") issued a press release, dated May 09, 2005 entitled-"WINDSTOR WIND TURBINE PERFORMANCE TESTING UPDATE".

The press release is in its entirety below:

WINDSTOR WIND TURBINE PERFORMANCE TESTING UPDATE

Monday May 9, 10:30 am ET

FARMINGTON HILLS, MI--(MARKET WIRE)--May 9, 2005 -- WindStor Power Co., a wholly owned subsidiary of McKenzie Bay International, Ltd. (OTC BB:MKBY.OB - News), is pleased to report that after 6 months of testing, its vertical axis wind turbine is providing better than expected operating results. "The WindStor Wind Turbine ("WWT") generated peak power of 104 kW, at a significantly lower wind speed than its 100 kW rated capacity. The WWT is generating more electricity, at lower wind speeds, than originally projected," reported Doris F. Galvin, President of WindStor Power Co.

The WWT, a 100kW vertical axis wind turbine, was installed in October, 2004 at the Universite du Quebec en Abitibi-Temiscamingue in Rouyn-Noranda, Quebec, Canada, the long term R&D and performance testing site for WindStor Power Co. technology. Planned for commercial introduction in 100 and 200kW configurations later this year, WindStor Power Co. intends to install the award-winning-design turbine as part of the WindStor(SM) wind energy system. WindStor(SM) will be installed in urban and off-grid locations and will generate and sell power directly to the customer. The Universite du Quebec is scheduled to provide WindStor Power Co. with a final report on the performance of the vertical axis wind turbine prototype by mid-summer 2005.

"Distributed Generation ("DG") utilizing our WWT, a viable renewable energy device, is a new concept for commercial applications," said Ms. Galvin. "We believe in and are committed to DG as an important solution for our prospective customers, the transmission grids and Homeland Security. Coupling DG with renewable energy is a sustainable and timely innovation."

WindStor Power Co. is the owner and operator of WindStor(SM), a wind energy system designed to integrate distributed generation wind power installed on or near a building with grid power. WindStor(SM) will feature WindStor Wind Turbines, a proprietary system integrator and if applicable, a battery. DERMOND, Inc., a subsidiary of WindStor Power Co., is the designer of the WindStor Wind Turbine.

For further information about this release and the Company contact, Richard Kaiser, Investor Relations@ 800-631-8127 (001-757-306-6090) McKenzie Bay International Ltd. -- info@mckenziebay.com, www.mckenziebay.com.

This information statement contains statements that are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "estimates, " "anticipates, " "plans, " "believes, " "projects, " "expects, " "intends, " "predicts, " "future, " "may, " "potential, " "contemplates, " "will, " "should, " "could, " "would" or the negative of such terms or other comparable terminology. These statements relate to the Company's future operations and financial performance or other future events. These statements are only predictions and not guarantees of future success. Many of the forward-looking statements are based on assumptions about future events that may prove inaccurate. Actual events, results, performance or achievements may differ materially from the events, results, performance or achievements discussed in the forward-looking statements. McKenzie Bay undertakes no obligation to revise, update or clarify forward-looking statements to reflect events or conditions after the date of this information statement. WindStor Power Co.'s ability to contract manufacture and install WindStor(SM) is dependant upon sufficient wind power at specific sites, satisfactory resolution of all regulatory issues, approval of site plans, ability to obtain adequate financial resources, completion of design, production of components of WindStor(SM) and negotiation of contractual terms and conditions with prospective customers.

--------------------------------------------
Source: McKenzie Bay
--------------------------------------------

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MCKENZIE BAY INTERNATIONAL, LTD.

Date: May 09, 2005

/s/Gary L. Westerholm
_____________________
Gary L. Westerholm
President, Chief Executive
Officer and Director
(Principal Executive Officer)